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                                                                    EXHIBIT 23.2
                                                                    ------------

                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors
Applied Imaging Corp.:

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG PEAT MARWICK LLP



San Jose, California
April 28, 1997